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BRANDES
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Brandes Core Plus Fixed Income Fund
Brandes Credit Focus Yield Fund
Brandes Global Equity Fund
Brandes International Equity Fund
Brandes Emerging Markets Value Fund
Brandes International Small Cap Equity Fund
Separately Managed Account Reserve Trust

Supplement dated August 3, 2016 to the
 Statement of Additional Information dated February 1, 2016

Effective immediately, the Recent Events risk disclosure section of the Statement of Additional Information (“SAI”) (page B-5) is hereby supplemented to include the following general risk disclosure relating to Brexit:

In June 2016, the United Kingdom (the “UK”) voted in a referendum to leave the European Union (“EU”). Although the precise timeframe for “Brexit” is uncertain, it is currently expected that the UK will seek to withdraw from the EU by invoking article 50 of the Lisbon Treaty with an anticipated completion date within two years from notifying the European Council of the UK’s intention to withdraw.  It is unclear how withdrawal negotiations will be conducted and what the potential consequences may be. In addition, it is possible that measures could be taken to revote on the issue of Brexit, or that portions of the UK could seek to separate and remain a part of the EU. The referendum vote highlighted the political divisions within the UK as well as those between the UK and the rest of the EU.  Those divisions and the uncertain consequences of a Brexit, could adversely impact the UK and European economies and the broader global economy, which may result in increased financial market volatility and illiquidity. Such an impact to financial markets could potentially have an adverse effect on the value of the Funds’ investments.

Please retain this Supplement with the SAI.